UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission
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☑ Definitive Proxy Statement	☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

AMS HEALTH SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
SHAREHOLDERS ENTITLED TO VOTE
PROPOSAL
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
CERTAIN TRANSACTIONS
OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING
SHAREHOLDERS PROPOSALS FOR 2006 ANNUAL MEETING
Appendix A

AMS HEALTH SCIENCES, INC.

711 NE 39th Street
Oklahoma City, Oklahoma 73105
Telephone: (405) 842-0131

NOTICE OF ANNUAL MEETING

TO OUR SHAREHOLDERS:

     Our Annual Meeting of Shareholders will be held at the Marriott Hotel at 3233 Northwest Expressway in Oklahoma City, Oklahoma, on July 8, 2005 commencing at 10:00 A.M. Central Daylight-Savings Time, and thereafter as it may be adjourned from time to time, for the following purposes:

1.	To elect two directors to hold office until the 2008 annual meeting of shareholders and until their successors shall have been duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of record of common stock at the close of business on May 9, 2005, are entitled to notice of and to vote at the meeting or any adjournment thereof, notwithstanding transfer of any stock on our books after such record date. The accompanying proxy statement contains information regarding the matters to be considered at the Annual Meeting. Copies of this notice and the accompanying proxy statement were first mailed to shareholders on or about June 2, 2005. For reasons set forth in the attached proxy statement, the Board of Directors recommends a vote “FOR” the matters being voted upon.

     Your attendance or proxy is important to assure a quorum at the Annual Meeting. Shareholders who do not expect to attend the Annual Meeting in person are requested to complete and return the enclosed Proxy, using the envelope provided, which requires no postage if mailed from within the United States. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Annual Meeting, may withdraw it and vote in person. Attendance at the Annual Meeting is limited to shareholders, their proxies and our invited guests. All shareholders are cordially invited to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS:

Reggie B. Cook, Corporate Secretary

     Oklahoma City, Oklahoma

     June 2, 2005

PROXY STATEMENT

AMS Health Sciences, Inc.
711 NE 39th Street
Oklahoma City, Oklahoma 73105
(405) 842-0131

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 8, 2005

SOLICITATION AND REVOCATION OF PROXIES

     We at AMS Health Sciences, Inc. are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors to be used at the Annual Meeting of the holders of our common stock to be held at 10:00 A.M., Central Daylight-Savings Time, on July 8, 2005, at the Marriott Hotel at 3233 Northwest Expressway in Oklahoma City, Oklahoma, and any adjournment thereof. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy were first mailed on or about June 2, 2005, to our shareholders of record on May 9, 2005.

     If the accompanying proxy is properly executed and returned, the shares of common stock represented by the proxy will be voted at the Annual Meeting. If you indicate in your proxy a choice with respect to any matter to be acted upon, your shares will be voted in accordance with your choice. If no choice is indicated, your shares will be voted “FOR” the election of the nominees for director listed below. Our shareholders will also consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this proxy statement. You may revoke your proxy by giving written notice of your revocation to our Secretary at any time before your proxy is voted, by executing another valid proxy bearing a later date and delivering the new proxy to our Secretary prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

     Neither the corporate laws of the State of Oklahoma, the state in which we are currently incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions and broker non-votes as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

     The expenses of this proxy solicitation, including the cost of preparing and mailing this proxy statement and accompanying proxy will be borne by us. Such expenses will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by members of our Board of Directors or our employees who will not be additionally compensated therefore, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

SHAREHOLDERS ENTITLED TO VOTE

     Shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on May 9, 2005, our record date, of the 7,039,908 shares of common stock then outstanding. Each holder of a share of common stock outstanding on the record date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers and directors own a total of 1,626,794 shares, or 23.1 percent of the issued and outstanding common stock, and intend to vote all of these shares in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of common stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. All matters to be brought before the Annual Meeting will require the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

     THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROPOSAL

ELECTION OF DIRECTORS

     Our Bylaws provide that our Board of Directors shall consist of not less than one nor more than fifteen directors, as determined from time to time by resolution of our Board of Directors. The number of directors is currently fixed at seven (7) directors. Steven R. Hague tendered his resignation as a director effective September 30, 2004. Mr. Hague’s resignation was not the result of a disagreement with us related to our operations, policies or practices. In October 2004, our Board of Directors approved the appointment of C. Brent Haggard as Mr. Hague’s successor. In general, the directors are divided into three classes. Class I Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2006, Class II Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2007, and Class III Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2005. Each director holds office for the term to which he is elected or until his successor is duly elected and qualified. Messrs. Dickey and Cook are serving as Class I Directors under a term expiring in 2006. Messrs. Hail, Buxton and D’Arcangelo are serving as Class II Directors under a term expiring in 2007 and Messrs. Stonecipher and Haggard are serving as Class III Directors under a term expiring in 2005. At each of our annual shareholders meetings, the successor to a director whose term expires at such meeting will be elected to hold office for a term expiring at the annual shareholders meeting held in the third year following the year of his election.

     Our Board of Directors has nominated Harland C. Stonecipher and C. Brent Haggard for re-election as directors for a term ending in 2008 or until their successors shall have been duly elected and qualified. The persons named as proxies in the accompanying proxy, who have been designated by our Board of Directors, intend to vote unless otherwise instructed in the proxy, for the election of Messrs. Stonecipher and Haggard. Should any nominee named herein become unable for any reason to stand for election as a director, the persons named in the proxy will vote for the election of such other person as our Board of Directors may recommend. We know of no reason why any nominee will be unavailable or unable to serve.

     The affirmative vote of the holders of a majority of our common stock present, in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF HARLAND C. STONECIPHER AND C. BRENT HAGGARD TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

Information About Each Director and Director Nominee of AMS Health Sciences, Inc.

Name	Age	Position with Us
John W. Hail(1)	74	Chairman of the Board, Chief Executive Officer and Director
David J. D’Arcangelo(1)	49	President and Director
Reggie B. Cook(3)	50	Chief Financial Officer, Secretary, Treasurer and Director
Steven M. Dickey(3)	57	Director
C. Brent Haggard(2)(4)	52	Director
M. Thomas Buxton III(1)	55	Director
Harland C. Stonecipher(2)(4)	66	Director

(1)	Term as a Director expires in 2007.

(2)	Term as a Director expires in 2005.

(3)	Term as a Director expires in 2006.

(4)	Director Nominee.

          John W. Hail is our founder and has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in June 1988. During 1987 and through May 1988, Mr. Hail served as Executive Vice President, Director and Agency Director of Pre-Paid Legal Services, Inc., a public company engaged in the sale of legal services contracts, and also served as Chairman of the Board of Directors of TVC Marketing, Inc., the exclusive marketing agent of Pre-Paid Legal Services, Inc. Since 1998, Mr. Hail has served as a Director of Pre-Paid Legal Services, Inc. In March 1999, Mr. Hail became a director of DuraSwitch Industries, Inc., a company that develops and distributes electronic switches.

          David J. D’Arcangelo has served as our President since November 2002. Before joining us, Mr. D’Arcangelo founded Entreport Corporation, a company that went straight from the business plan, to the startup, to being listed on the American Stock Exchange. Mr. D’Arcangelo is a nationally known speaker, speaking with such recognized speakers as Zig Ziglar, Tommy Hopkins and Barbara Bush. Mr. D’Arcangelo holds a Bachelor Degree in Economics/Business Administration from the University of Redlands.

          Reggie B. Cook has served as Vice President and Chief Financial Officer since November 2000, and as a director since February 2001. From 1994 to 2000, Mr. Cook served as Chief Financial Officer of Sequoiah Fuels Corporation, a subsidiary of a Fortune 500 energy company that manufactured and internationally distributed high-grade energy products. He has 20 years of senior management experience guiding regulated industries that must operate under intense regulatory scrutiny. Mr. Cook received his B.B.A. in Accounting, Management and Finance, and his Masters in Business Administration from the University of Oklahoma.

          Steven M. Dickey has served as one of our directors since October 2002. Mr. Dickey has been a practicing attorney in the Oklahoma City area since 1973, and is a principal shareholder in the firm of Dickey and Dickey Attorneys.

          C. Brent Haggard has served as one of our directors since October 2004. Mr. Haggard has been Chairman and CEO of Universal Fidelity Holding Company, a holding company for

Universal Fidelity Life Insurance Company, since 2001. Universal Fidelity provides services such as merger, acquisition, venture development, financial reporting and forecasting and operational performance analysis. Mr. Haggard earned a Bachelor of Business Administration from the University of Texas and a Master of Business Administration in Finance from Southern Methodist University.

          M. Thomas Buxton III has served as one of our directors since June 2001. Mr. Buxton has practiced as a CPA in the Oklahoma City area and has been a shareholder in Buxton and Cloud, CPA’s since 1982. Mr. Buxton is a retired lieutenant colonel in the United States Army Reserve.

          Harland C. Stonecipher has served as one of our directors since August 1995. Mr. Stonecipher has been Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. since its inception in 1972.

Information About Each Executive Officer of AMS Health Sciences, Inc.

Name	Age	Position with Us
David J. D’Arcangelo	49	President
Dennis P. Loney (1)	50	Chief Operations Officer
Reggie B. Cook	50	Chief Financial Officer, Secretary and Treasurer

(1)	Mr. Loney is the son-in-law of Mr. Hail.

     David J. D’Arcangelo is listed above in our directors’ information.

     Dennis P. Loney is Chief Operations Officer. Mr. Loney has served in this capacity since July 1995. Prior to his current position, Mr. Loney served as the Vice President of Administration of TVC Marketing, Inc. Mr. Loney brings over 20 years of business and network marketing experience.

     Reggie B. Cook is listed above in our directors’ information.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file certain reports with the Securities and Exchange Commission concerning their beneficial ownership of our equity securities. The SEC’s regulations also require that a copy of all such Section 16(a) forms filed must be furnished to us by the executive officers, directors, and greater than 10% shareholders. To our knowledge, based solely on a review of the copies of such forms and amendments thereto received by us with respect to 2004, all Section 16(a) filing requirements were met, although some were untimely. The following persons failed to report one or more transactions (as denoted in parenthesis) in a timely manner: M. Thomas Buxton III (2); Reggie Cook (2); David D’Arcangelo (1); Steven M. Dickey (1); Steve Hague (1); John Hail (8); Dennis Loney (4); Harland Stonecipher (1); and Brent Haggard (1).

Board Meetings and Committees

     The Board of Directors has the responsibility for establishing our broad corporate policies and for our overall performance. However, the Board is not involved in our day-to-day operations. The Board is kept informed of our business through discussions with our Chief Executive Officer and other officers, by reviewing analyses and reports provided to it on a regular basis, and by participating in Board and Committee meetings.

     Meetings. The Board of Directors held three meetings during 2004. Messrs. Hail, D’Arcangelo, Cook, Buxton, Dickey and Hague attended all of the Board meetings. Mr. Stoncipher attended one of the Board meetings. The Board has established an Audit Committee and a Compensation Committee. In accordance with our By-laws, the Board of Directors annually elects from its members the members of each Committee.

     Audit Committee. Members: M. Thomas Buxton III, Steven M. Dickey and C. Brent Haggard.

     The Audit Committee is composed of non-employee directors, each of which is independent as defined in Section 121 (A) of the American Stock Exchange listing standards. The Audit Committee annually considers the qualifications of our independent auditor and makes recommendations to the Board on the engagement of the independent auditor. The Audit Committee meets with representatives of the independent auditor and is available to meet at the request of the independent auditor. During these meetings, the Audit Committee receives reports regarding our books of accounts, accounting procedures, financial statements, audit policies and procedures, internal accounting and financial controls, and other matters within the scope of the Audit Committee’s duties. The Audit Committee reviews the plans for and results of audits for us and our subsidiaries. The Audit Committee reviews and approves the independence of the independent auditor, and considers and authorizes the fees for both audit and nonaudit services of the independent auditor. The duties and obligations of the Audit Committee are contained in the Audit Committee Charter, a copy of which is attached hereto as Appendix A. See the “Audit Committee Report” included elsewhere herein.

     The Board of Directors has determined that Mr. Buxton is a financial expert as defined in Item 401(h)(2) of Regulation S-K. Mr. Buxton has practiced as a Certified Public Accountant in the State of Oklahoma since 1982. In addition, he was previously the Chief Financial Officer for a holding company. As such, Mr. Buxton possesses the attributes necessary to qualify as an audit committee financial expert.

     Mr. Hague was a member of the Audit Committee until his resignation from the Board of Directors, effective September 30, 2004. Mr. Haggard replaced Mr. Hague on the Audit Committee effective October 31, 2004. During 2004, the Audit Committee met four times. Messrs. Buxton and Dickey were present at all meetings. Mr. Hague attended three meetings prior to his resignation from the Board, effective September 31, 2004. Mr. Haggard attended one meeting subsequent to his appointment to the Board, effective October 31, 2004.

     We do not have a Corporate Governance and Nominating Committee. After review, our Board of Directors concluded that formation of a separate committee would be financially unreasonable and administratively burdensome, based on the size and nature of the Company. As a result, the Audit Committee acts in place of a Corporate Governance and Nominating Committee. The Audit Committee acts in the following capacities:

•	Evaluation of our corporate governance effectiveness and recommendation of such revisions as it deems appropriate to improve the corporate governance of the Company, the Board or any committee of the Board; and

•	Identification of individuals qualified to become Board members and recommendation of (i) candidates to fill newly created director positions or Board vacancies, (ii) whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms, and (iii) directors to serve on committees of the Board.

     In considering possible candidates for election as a director, the Audit Committee is guided by the principles that each director should be an individual of high character and integrity and have:

•	Independence;

•	Wisdom;

•	Integrity;

•	An understanding and general acceptance of our corporate philosophies;

•	A valid business or professional knowledge and experience that can bear on our challenges and deliberations and those of our Board of Directors;

•	A proven record of accomplishment with an excellent organization;

•	An inquiring mind;

•	A willingness to speak one’s mind;

•	An ability to challenge and stimulate management;

•	A willingness to commit time and energy to our business affairs; and

•	International and global experience.

     Qualified candidates for membership as a director will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. The Audit Committee will review the qualifications and background of directors and nominees to become directors, without regard to whether a nominee has been recommended by shareholders. The Audit Committee does not have a charter specific to nominations of directors. A copy of the resolution setting forth our nomination process may be obtained by writing AMS Health Sciences, Inc., 711 NE 39th Street, Oklahoma City, OK 73105, Attn: Corporate Secretary.

     If the Committee receives recommendations for nominees to our Board of Directors from a stockholder or group of stockholders that beneficially own more than 5% of our voting stock, not less than 120 days prior to the date of our proxy statement for the previous year’s annual meeting, we will include the name of the recommended nominee, the security holder or holders that recommended such nominee and disclose whether the Committee chose to nominate the candidate for election to our Board of Directors in our proxy statement related to that meeting. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating shareholder is the beneficial record owner of our common stock. Such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. Nominations should be delivered to the Audit Committee at the following address: The AMS Health Sciences, Inc. Audit Committee, c/o C. Brent Haggard, AMS Health Sciences, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105.

     In addition to considering possible candidates for election as directors, the Audit Committee may, in its discretion, review the qualifications and backgrounds of existing directors and other nominees (without regard to whether a nominee has been recommended by shareholders), as well as the overall composition of our Board of Directors, and recommend the slate of directors to be nominated for election at the ensuing annual meeting of shareholders. Currently, we do not employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

     In addition, the Audit Committee will evaluate our corporate governance effectiveness and recommend such revisions as it deems appropriate to improve our corporate governance. The areas of evaluation may include such matters as the size and independence requirements of our Board of Directors, Board committees, management success and planning, and regular meetings of our non-management directors without management in executive sessions.

     Compensation Committee. Members: M. Thomas Buxton III and C. Brent Haggard.

     The members of the Compensation Committee are independent directors, but are eligible to participate in any of the plans or programs that the Compensation Committee administers. The Compensation Committee approves the standards for setting salary ranges for our executive officers, reviews and approves the salary budgets for all other of our officers, and specifically reviews and approves the compensation of our senior executives. The Compensation Committee reviews action taken by management in accordance with the salary guidelines for executives and establishes the performance objectives for variable compensation for executives. The Compensation Committee also administers our stock option plans and approves stock option grants for our executive officers. See the “Compensation Committee Report on Executive Compensation” included elsewhere herein. Mr. Hague was a member of the Compensation Committee until his resignation from the Board of Directors, effective September 30, 2004. Mr. Haggard replaced Mr. Hague on the Compensation Committee effective October 31, 2004. During 2004, the Compensation Committee met twice and Messrs. Buxton and Hague attended both meetings.

Compensation of Directors

     Directors who are not our employees receive $500 for each Board or Committee meeting attended. Our Audit Committee chairman receives $1,000 for each Audit Committee meeting attended, due to his designation as a financial expert. Directors who are also our employees receive no additional compensation for serving as directors. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. Our Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Oklahoma law.

Compensation Committee Interlocks and Insider Participation

     At December 31, 2004, our Compensation Committee consisted of Messrs. Buxton and Haggard. No member of the Compensation Committee was one of our officers or employees, an officer or employee of any of our subsidiaries or engaged in a related party transaction with us, during 2004. John W. Hail, our Chairman of the Board and Chief Executive Officer, serves on the Board of Directors of Pre-Paid Legal Services, Inc. Harland Stonecipher, the Chairman of the Board and Chief Executive officer of Pre-Paid Legal Services, Inc. serves on our Board of Directors.

Other Matters

     You can contact any member of our Board of Director by writing to him at the same address provided above for delivery of director nominations. Our shareholders, our employees and any others who wish to contact any non-management member of our Board of Directors or any member of our Audit Committee to report complaints or concerns with respect to accounting, internal accounting, controls or auditing matters, may do so by using the above address. Information explaining how our shareholders can contact our Board of Directors is available in the Contact Us section of our website at www.amsonline.com under the heading “Board of Directors.”

     We do not have a policy requiring our Board members to attend the Annual Meeting; however, Messrs. Hail, D’Arcangelo and Cook are required to attend the Annual Meeting due to their positions as our executive officers. Last year, five directors attended our Annual Meeting.

     We have adopted the AMS Health Sciences Code of Ethics for our employees, officers and directors. Our Code of Ethics is publicly available on our website at www.amsonline.com. If we make any substantive amendments to our Code of Ethics or grant any waiver, including any implicit waiver, from a provision of this Code to our executive officers, we will disclose the nature of such amendment or waiver on our website.

     Grant Thornton, LLP served as our independent auditor for the fiscal year ended December 31, 2004. We are in the process of evaluating independent auditors, including Grant Thornton, LLP, for the 2005 fiscal year and as of the date of this Proxy Statement, we have not selected an independent auditor for the 2005 fiscal year. There are no disagreements with Grant Thornton, LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedures. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

     Audit fees billed to us during the last two fiscal years ended December 31, 2004 for audit or review of our annual financial statements and those financial statements included in our quarterly reports on Forms 10-Q, and services normally provided in connection with our regulatory filings, totaled $62,360 for 2003 and $100,865 for 2004.

Audit-Related Fees

     Audit-related fees billed to us during the last two fiscal years ended December 31, 2004 for assurance and related services reasonable related to the audit or review of our financial statements, but not otherwise disclosed under the heading “Audit Fees” above, totaled $900 for 2003 and $4,170 for 2004. These fees related to the review of internal control documentation and preparation of management advisory comments.

Tax Fees

     Tax fees billed to us during the last two fiscal years ended December 31, 2004 for tax compliance, tax advice or tax planning totaled $9,015 for 2003 and $14,605 for 2004. Services provided to us by Grant Thornton LLP include filing corporate franchise and income tax returns.

All Other Fees

     There were no fees billed to us during the last two fiscal years ended December 31, 2004 for any other non-audit services. The Audit Committee has determined that the provision of non-audit services by Grant Thornton LLP did not impact the independence of Grant Thornton LLP.

     Pursuant to pre-approval policies and procedures set forth in the existing Audit Committee Charter, the Audit Committee approved 100% of the audit and audit-related services in 2003 and 2004. The Audit Committee pre-approved the provision of tax services in 2004, but did not pre-approve the provision of tax services in 2003. The Audit Committee currently approves in advance all audit, non-audit and tax services to be performed for us by our independent accountants.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

     Our Executive Officers. The following Summary Compensation Table sets forth certain information relating to compensation for services rendered during the years ended December 31, 2004, 2003 and 2002, paid to or accrued for John W. Hail, our Chief Executive Officer, and each of our executive officers whose 2004 salary and bonus exceed $100,000.

						Long-Term
						Compensation Awards
						Securities	Exercise
	Annual Compensation					Underlying	or Base
Name and Principal Position	Year	Salary		Bonus	Other	Options	Price
John W. Hail	2004	$437,161		$—	$—	25,000	$2.84
Chief Executive Officer	2003	$498,661		$—	$—	100,000	$1.31
	2002	$456,041		$—	$—	—	$—

David J. D’Arcangelo	2004	$234,808		$—	$—	—	$—
President	2003	$285,769		$—	$—	500,000	$1.31
	2002	$—	(1)	$—	$—	200,000	$1.45

Reggie Cook	2004	$148,300		$—	$—	75,000	$2.79
Vice President and Chief Financial	2003	$167,985		$—	$—	100,000	$1.31
Officer	2002	$162,028		$—	$—	—	$—

Dennis Loney	2004	$175,070		$—	$—	75,000	$2.79
Vice President and Chief	2003	$147,985		$—	$—	100,000	$1.31
Operating Officer	2002	$166,165		$—	$—	—	$—

(1)	Yearly salary was less than $100,000.

Aggregate Option Grants and Exercises in 2004 and Year End Option Values

     Stock Options and Option Values. The following table sets forth information related to the grant of stock options during 2004.

	Stock Options Granted
		Percentage			Potential Realizable
		of Total			Value at Assumed
		Options			Annual Rates of Stock
	Number of Shares	Granted to			Price Appreciation for
	Underlying	Employees	Exercise	Expiration	Option Term
	Options	in 2004	Price	Date	5%	10%
John W. Hail	25,000	5%	$2.84	October 7, 2014	$45,000	$113,000
Chief Executive Officer

Reggie Cook	75,000	14%	$2.79	October 20, 2014	$132,000	$334,000
Vice President and Chief Financial Officer

Dennis Loney	75,000	14%	$2.79	October 20, 2014	$132,000	$334,000
Vice President and Chief Operating Officer

     Aggregate Stock Option Exercises in 2004 and Year End Option Values. The following table sets forth information related to the exercise of stock options during 2004 and the number and value of options held by the named executive officers at December 31, 2004.

Stock Option Exercises and Year End Option Value Table

Value of Unexercised
			Number of Unexercised		In-the-Money
	Shares		Options as of		Options as of
	Acquired		December 31, 2004		December 31, 2004(1)
	on	Value
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercsiable
John W. Hail	—	$—	339,134	135,866	$1,313,428	$585,072
Chief Executive Officer

David J. D’Arcangelo	—	$—	300,000	400,000	$1,373,000	$1,868,000

					Value of Unexercised
	Shares		Number of Unexercised		In-the-Money
	Acquired		Options as of		Options as of
	on	Value	December 31, 2004		December 31, 2004(1)
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercsiable
President

Reggie Cook	—	$—	152,990	98,129	$516,696	$432,071
Vice President and
Chief Financial Officer

Dennis Loney	3,000	$9,390	149,536	94,089	$481,255	$418,726
Vice President and
Chief Operating Officer

(1)	The closing sale price of our common stock as reported on the American Stock Exchange on December 31, 2004 was $5.98. The per-share value is calculated based on the applicable closing price per share, minus the exercise price, multiplied by the number of shares of our common stock underlying the options.

Employment Agreements

     We have entered into a written employment with our President, David J. D’Arcangelo. The contract is for a one-year term, commencing November 25, 2004, to be reviewed annually unless either party elects not to review. The contract calls for a base salary of $230,000 per year. The employment agreement also contains provisions for graduated severance payments of up to 12 months of base pay, based on length of employment, if we terminate him without cause, disability payments, and a non-competition agreement preventing Mr. D’Arcangelo from engaging in a business deemed similar to ours for a period of one year from the cessation of his employment.

     On November 4, 2003, we entered into a written employment agreement with John W. Hail, our Chief Executive Officer. The contract is for an initial two-year term, commencing November 4, 2003, and may be extended for up to five successive one-year terms if we and Mr. Hail agree in writing. The contract calls for a base salary of $249,600 per year, a monthly variable salary equal to one percent (1%) of our gross revenues, and a discretionary year-end bonus determined by a majority vote of the Board of Directors. Mr. Hail will continue to receive the fringe benefits he presently receives. The agreement also contains provisions for graduated severance payments if we terminate Mr. Hail without cause, ranging from $350,000 to $183,000. In addition, if the employment period is extended beyond November 11, 2005, the monthly variable salary will cease and be replaced by a fixed supplemental payment to Mr. Hail, which will be in a gross amount necessary to cover all federal, state and local taxes and all employment taxes, and pay a net amount of $7,000 per month. On April 20, 2005, we announced the implementation of expense reductions designed to better align expenses with revenues. Mr. Hail agreed to suspend his monthly variable salary of one percent (1%) of gross revenues until such time as the Company returns to profitability.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The 2004 Compensation Committee was composed of Messrs. Buxton and Hague, each of whom was one of our independent directors. Mr. Hague was a member of the Compensation Committee until his resignation fro the Board of Directors effective September 30, 2004. Mr. Haggard replaced Mr. Hague on the Compensation committee effective October 31, 2004. The Compensation Committee designs and administers the compensation programs for our executive officers and other key employees and makes grants under our stock option plans. The Compensation Committee, with the aid of internal staff, reviews and evaluates our compensation programs to determine their effectiveness in attracting, motivating and retaining highly skilled executive officers.

     Compensation Philosophy. Our compensation program for our executive officers is designed to preserve and enhance stockholder value by heavily emphasizing performance-based compensation. The program is directed towards motivating executives to achieve our business objectives, to reward them for their achievement and to attract and retain executive officers who contribute to our long-term success. Competition is intense for senior executives within the network marketing industry, with established companies and start-ups aggressively recruiting management talent. A key design criterion for our compensation programs is therefore the retention of senior management and other key employees.

     Compensation Components. Our executive compensation program has four primary components: base salary, variable salary, performance bonuses and stock option grants. Each is discussed below.

     Base Salary. The level of base salary paid to our executive officers is determined on the basis of the importance of the position and on market data. In 2004, we did not increase the base salaries of our named executive officers.

     Variable Salary. The level of variable salary paid to our executive officers is determined as a percentage of monthly sales volume. In 2004, the percentage varied for our named executive officers.

     Performance Bonuses. For 2004, we employed a cash incentive compensation program under which bonus amounts are based on a number of performance factors that we considered relevant, including the following:

•	Overseeing our financial results;

•	Building and growing higher margin business;

•	Strengthening our organization structure and management team; and

•	Controlling non-personnel expenses while growing revenues.

     Stock Option Grants. For 2004, we employed a stock option grant program under which options were granted based on a number of performance factors that we considered relevant, including the same factors considered for performance bonuses.

     Compensation of the Chief Executive Officer. As described above, we determine compensation for all executives, including John W. Hail, our Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation. Mr. Hail’s base salary was $249,600 for fiscal 2004, which we believe is not inconsistent with the base salaries of chief executive officers of peer companies. Mr. Hail’s variable salary was $187,561 for fiscal 2004.

THE COMPENSATION COMMITTEE

M. Thomas Buxton III
Steven R. Hague C. Brent Haggard

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent, objective oversight and review of our accounting functions and internal controls. The Audit Committee is governed by a written Charter adopted and approved by the Board in June, 2000 and amended in October, 2004.

     In fulfilling our duties for the 2004 fiscal year pursuant to our Charter, the Committee has also done each of the following:

•	Reviewed our audited financial statements for 2004 and discussed the financial statements with our management;

•	Discussed with Grant Thornton, LLP the matters required to be discussed with them by the Auditing Standards Board Statement on Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380) as may be modified or supplemented;

•	Received the written disclosure from Grant Thornton, LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), about any relationships between them and us which they believe may effect their independence;

•	Received a confirmation letter from Grant Thornton, LLP that they are independent of us; and

•	Discussed Grant Thornton, LLP’s independence with them.

     Based on the review and discussions above, the Committee recommended to the Board that the audited financial statements for 2004 be included in our Form 10-K filed with the Securities and Exchange Commission.

     All of the members of the Audit Committee in 2004 were independent as defined in Section 121(A) of the American Stock Exchange Listing Standards.

     The Committee has considered the non-audit services rendered by our principal accountant for the most recent fiscal year and has concluded that the provisions of such services is compatible with maintaining Grant Thornton, LLP’s independence.

AUDIT COMMITTEE:

M. Thomas Buxton, III
Steven M. Dickey
C. Brent Haggard

STOCK PERFORMANCE

     The following performance graph compares our cumulative total stockholder return on our common stock against the cumulative total return of the AMEX Composite Index and the Morgan Stanley Consumer Index (CMR) compiled by Prudential Securities Group, Inc. for the period from December 31, 1999 through December 31, 2004. The performance graph assumes that the value of the investment in our stock and each index was $100 on December 31, 1999 and that any dividends were reinvested. We have never paid dividends on our common stock.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG AMS HEALTH SCIENCES, INC.
AMEX COMPOSITE INDEX AND MORGAN STANLEY CONSUMER INDEX

	December	December	December	December	December	December
	1999	2000	2001	2002	2003	2004
AMS Health Sciences, Inc	100.00	42.70	45.84	23.55	73.53	107.51
Morgan Stanley Consumer Index	100.00	116.65	109.15	97.15	109.90	120.55
AMEX Composite Index	100.00	104.28	100.73	100.18	145.94	182.59

     The industry index chosen is the Morgan Stanley Consumer Index. This index is an equal dollar weighted index designed to measure the performance of consumer-oriented, stable growth industries through price changes in 30 component stocks representing 20 industries. Major industries include beverages, food, pharmaceuticals, tobacco and personal products. To ensure that each component stock continues to represent approximately equal weight in the index, adjustments are made annually, based on closing prices on the third Friday in December.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

General

     The following table presents certain information as to the beneficial ownership of our common stock as of May 9, 2005, of:

•	Each person who is known to us to be the beneficial owner of more than 5% of our common stock;

•	Each of our directors, nominees for directors and executive officers;

•	Our executive officers and directors as a group; and

•	Their percentage holdings of our outstanding shares of common stock.

For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owned on May 9, 2005, includes shares of our common stock that such person has the right to acquire within 60 days of May 9, 2005, upon exercise of options and warrants. However, such shares are not included for the purposes of computing the number of shares beneficially owned and percent of our outstanding common stock of any other named person.

	Common Stock
	Shares	Percent of
	Beneficially	Shares
Name and Address of Beneficial Owner	Owned	Outstanding
John W. Hail(1)(2)	580,079	8.2%
Harland C. Stonecipher(3)	208,268	3.0%
Steven M. Dickey(1)(4)	52,500	0.7%
M. Thomas Buxton III(1)(5)	42,500	0.6%
C. Brent Haggard (1)	—	—
Reggie B. Cook(1)(6)	162,880	2.3%
Dennis P. Loney(1)(7)	171,567	2.4%
David J. D’Arcangelo(1)(8)	409,000	5.8%
Frederick H. Mack(9)	435,000	6.2%
Executive Officers and Directors as a group (eight persons)	1,626,794	23.1%

(1)	A director or an executive officer with a business address of 711 NE 39th Street, Oklahoma City, Oklahoma 73105.

(2)	The number of shares and the percentage presented includes 207,889 shares of our common stock that are subject to currently exercisable stock options.

(3)	Mr. Stonecipher is a director with a business address of One Pre-Paid Way, Ada, Oklahoma 74820, and Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. The number of shares consist of and each percentage presented is based upon 180,768 shares of our outstanding common stock held by Pre-Paid Legal Services, Inc., which may be deemed to be beneficially owned by Mr. Stonecipher and 27,500 shares of our common stock that are subject to currently exercisable stock options.

(4)	The number of shares and the percentage presented includes 52,500 shares of our common stock that are subject to currently exercisable stock options.

(5)	The number of shares and the percentage presented includes 42,500 shares of our common stock that are subject to currently exercisable stock options.

(6)	The number of shares and the percentage presented includes 160,940 shares of our common stock that are subject to currently exercisable stock options.

(7)	The number of shares and the percentage presented includes 155,803 shares of our common stock that are subject to currently exercisable stock options held by Mr. Loney.

(8)	The number of shares and the percentage presented includes 400,000 shares of our common stock that are subject to currently exercisable stock options.

(9)	Mr. Mack is an independent shareholder. His address, as disclosed in the Schedule 13D filed on February 17, 2005 with respect to our shares, is 2115 Linwood Ave., Suite 110, Fort Lee, New Jersey 07024.

CERTAIN TRANSACTIONS

     Set forth below is a description of transactions entered into between us and certain of our officers, directors and shareholders during the last fiscal year. Certain of these transactions may result in conflicts of interest between us and such individuals. Although these persons have fiduciary duties to us and our shareholders, there can be no assurance that conflicts of interest will always be resolved in our favor or in the favor of our shareholders.

     On December 17, 1996, we adopted policies that loans and other transactions with officers, directors and 5% or more shareholders will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of not less than two of the disinterested independent directors.

     During 2004, we received approximately $7,004 from Pre-Paid Legal Services, Inc. (“Pre-Paid Legal”), a shareholder, for commissions on sales of memberships for the services provided by Pre-Paid Legal. As of July 1, 2000, we began offering our employees access to the services provided by Pre-Paid Legal through an employee benefit option. We pay half of the cost for each employee electing to participate in the plan. During 2004, we paid $5,098 to Pre-Paid Legal for these services. Our Chairman of the Board and Chief Executive Officer, John W. Hail, is a director of Pre-Paid Legal. Additionally, Pre-Paid Legal’s Chairman and chief Executive Officer, Harland C. Stonecipher serves on our Board of Directors.

     Also during 2004, we paid Mr. Loney and his wife sales bonuses of $26,173. These bonuses were based upon purchases by them and their downline associates in accordance with our network marketing program applicable to all independent associates in effect at the time of the sales. Mr. Loney’s wife is the daughter of John W. Hail.

     In 2003, we executed an employment agreement with our Chairman of the Board, John W. Hail. In 2004, we executed a new employment agreement with our President, David D’Arcangelo. The terms of these agreements are summarized elsewhere in this proxy.

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

     Our Board of Directors knows of no business that will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.

SHAREHOLDERS PROPOSALS FOR 2006 ANNUAL MEETING

     Under the existing rules of the Securities and Exchange Commission, any of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2006 annual shareholders meeting. We currently anticipate that our 2006 annual shareholders meeting will be held on or before July 8, 2006. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2006 annual shareholders meeting, any shareholder proposal must be received by February 5, 2006. It is suggested that a shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to us at AMS Health Sciences, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105. Attention: Corporate Secretary. Detailed information for submitting proposals will be provided upon written request, addressed to the Corporate Secretary.

     In addition, pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, a shareholder must give notice to us prior to May 31, 2006 of any proposal that such stockholder intends to raise at the 2006 Annual Meeting. If we receive notice of such proposal on or after May 31, 2006, under Rule 14a-4, the persons named in the proxy solicited by our Board of Directors for the 2006 Annual Meeting may exercise discretionary voting with respect to such proposal.

     Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

Reggie B. Cook Corporate Secretary

June 2, 2005

     A copy of our annual report, which includes portions of our Form 10-K for the fiscal year ended December 31, 2004, is enclosed herewith, and our annual report on Form 10-K, excluding certain of the exhibits, may be obtained without charge by writing AMS Health Sciences, Inc., 711 NE 39th Street, Oklahoma City, Oklahoma 73105, Attention: Corporate Secretary.

Appendix A

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors on
October 25, 2004

Purpose

     The Audit Committee’s purpose is to assist the Board of Directors of AMS Health Sciences, Inc. (the “Company”) with oversight of:

a)	The integrity of the Company’s financial statements and reporting system;

b)	The Company’s compliance with legal and regulatory requirements;

c)	The independent auditor’s qualifications and independence;

d)	The performance of the Company’s internal audit function and independent auditors; and

e)	The business practices and ethical standards of the Company.

     The Company’s independent auditor will report directly to the Audit Committee and is ultimately accountable to the Board of Directors, as representatives of the Company’s stockholders.

Composition

     The Audit Committee will be appointed by the Board of Directors and will be composed of not less than three directors, all of whom will be financially literate and able to read and understand fundamental financial statements. At least one member will be an “audit committee financial expert,” as defined by the Securities and Exchange Commission. The Chairman of the Audit Committee will be designated by the Board of Directors.

     All members of the Audit Committee will be independent (as defined by Section 10A(m)(3) of the Securities and Exchange Commission Act of 1934 and regulations promulgated thereunder, as well as the independence requirements of the exchange(s) on which the Company’s securities are traded) and free from any relationships that, in the opinion of the Board, would interfere with the exercise of objective judgment as an Audit Committee member.

     Audit Committee members may not simultaneously serve on the audit committee of more than three public companies, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company’s Audit Committee.

Operation

     The Audit Committee will be given the resources necessary to satisfy its responsibilities, including the authority to institute special investigations and engage independent counsel and other advisors, as the Audit Committee deems necessary. The Company will provide funding for the ordinary administrative expenses of the Audit Committee and for special activities and engagements, when the Audit Committee deems them necessary or appropriate.

     The Board of Directors believes the duties and responsibilities of the Audit Committee should remain flexible in order to best react to changing conditions and to enable it to assure to the Board of Directors and stockholders that the Company’s financial systems and reporting practices are in accordance with all requirements and are of the highest quality. The Audit Committee is therefore authorized to take such further actions as are consistent with the following described functions and to perform such other actions as required by law, the rules of the exchange(s) on which the Company’s securities are traded, the Company’s charter documents and/or its Board of Directors.

     The Audit Committee will meet a minimum of four times per year and will periodically meet separately with:

a)	Management;

b)	Internal auditors of the Company; and

c)	The Company’s independent auditors.

     Annually, the Audit Committee will review and assess the adequacy of this Charter and conduct a self-evaluation of the Audit Committee and its activities.

Duties and Responsibilities

     The Audit Committee will perform the following duties and responsibilities:

a)	Directly select, appoint, compensate, evaluate and where appropriate, terminate and replace the Company’s independent auditors;

b)	Annually obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures;

•	Any material issue raised by the most recent internal quality control review, or peer reviews of the firm; or

•	Any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

c)	Review the competence of partners and managers of the independent auditors who lead the audit as well as possible rotation of the independent auditors;

d)	Establish hiring policies for the Company of employees or former employees of the independent auditors;

e)	Take appropriate action to ensure that auditors are independent prior to their appointment and oversee the independence of the outside auditor throughout the engagement; receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with the Independence Standards Board Standard 1; engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor as well as any other matters which could affect the independence of the auditors;

f)	Evaluate the independent auditor’s qualifications, performance and independence and prior to reappointment, present the conclusions of this evaluation to the Board of Directors;

g)	Pre-approve all permissible, non-de-minimis, non-audit services and all audit, review or attestation engagements with the independent auditors; review the scope of audit and non-audit services provided to the Company and its subsidiaries by the independent auditors and the fees for such services; disclose to investors information related to audit and non-audit services provided by, and fees paid to, the auditor;

h)	Have sole authority to approve all independent auditor engagement fees and terms, including the scope of the audit of the financial statements of the Company and its subsidiaries; review and approve the independent auditors’ engagement letters; direct the attention of the independent auditors to specific matters or areas deemed by the Audit Committee to be of special significance to the Company and its subsidiaries; authorize such auditors to perform such supplemental reviews or audits as the Audit Committee may deem necessary or appropriate;

i)	Receive from the independent auditor, prior to the filing of its audit report, a report concerning all matters required to be communicated by the independent auditors to the audit committee under auditing standards generally accepted in the United States of America or the Securities and Exchange Commission rules and regulations;

j)	Regularly review with the independent auditor any audit problems or difficulties and management’s response, including: difficulties the auditor encountered in the course of the audit work; any restrictions on the scope of the independent auditor’s activities or on access to requested information; any significant disagreements with management; and a discussion of the responsibilities, budget and staffing of the Company’s internal audit function;

k)	Review the Company’s significant accounting principles and policies and any significant changes thereto; review proposed and implemented changes in accounting standards and principles which have or may have a material impact on the Company’s financial statements; review any material correcting adjustments and off-balance sheet financings and relationships, if any; review significant management judgments and accounting estimates used in financial statement preparation; and review the accounting for significant corporate transactions;

l)	Review the adequacy of the Company’s system of internal control over financial reporting including the reliability of its financial reporting systems; confer with the Company’s independent auditors with respect to their consideration of such controls and systems; and review management’s response to any significant deficiencies and material weaknesses in the Company’s internal control over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial data;

m)	Receive reports from the Chief Executive Officer and Chief Financial Officer related to their certifications for the Forms 10-K and 10-Q including all significant deficiencies in the design or operations of internal control and financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control and financial reporting;

n)	Resolve any disagreements or difficulties between the independent auditors and management;

o)	Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the notes thereto which are included in the Company’s Annual Report to Shareholders and quarterly reports on Form 10-Q; review the independent auditors’ letter delivered in connection with their audit of the annual financial statements to the Company and its subsidiaries;

p)	Review and recommend approval of earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

q)	Discuss policies with respect to risk assessment and risk management related to the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

r)	Establish formal procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters, and (iii) the protection of reporting employees from retaliation;

s)	Initiate, when appropriate, investigations of matters within the scope of its responsibilities;

t)	Review and oversee related party transactions and other potential conflicts of interest situations where appropriate; and

u)	Prepare the Audit Committee Report for the Company’s annual proxy statement as required by the rules of the Securities and Exchange Commission.

Reporting

     The Audit Committee will report to, and review with, the Board of Directors any issues that arise with respect to:

a)	The quality or integrity of the Company’s financial statements and reporting system;

b)	The Company’s compliance with legal or regulatory requirements;

c)	The performance and independence of the Company’s independent auditors or the performance of the internal audit function; and

d)	All other significant issues which are discussed.

     The Audit Committee will make recommendations for action by the full Board when appropriate.

PROXY	PROXY

AMS HEALTH SCIENCES, INC.
711 NORTHEAST 39TH STREET
OKLAHOMA CITY, OKLAHOMA 73105

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF AMS HEALTH SCIENCES, INC.

THE UNDERSIGNED HEREBY APPOINT REGGIE B. COOK AND ROBIN L. JACOB AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY APPOINTS AND AUTHORIZES EACH OF THEM TO REPRESENT AND VOTE AS DESIGNATED BELOW, ALL THE SHARES OF COMMON STOCK, $0.0001 PAR VALUE, OF AMS HEALTH SCIENCES, INC. (THE “COMPANY”) HELD OF RECORD BY THE UNDERSIGNED ON MAY 9, 2005, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY JULY 8, 2005, OR ANY ADJOURNMENT THEREOF.

1.	To consider and act upon the re-election of Harland C. Stonecipher, as a director for a term ending in 2008, and until his successor shall have been duly elected and qualified. A vote “For” will represent a vote for the nominee director.

☐	FOR	☐	WITHHOLD AUTHORITY

2.	To consider and act upon the election of C. Brent Haggard, as a director for a term ending in 2008, and until his successor shall have been duly elected and qualified. A vote “For” will represent a vote for the nominee director.

☐	FOR	☐	WITHHOLD AUTHORITY

To transact such other business as may properly
come before the meeting or any adjournment thereof

AMS HEALTH SCIENCES, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

YOU CAN VOTE IN ONE OF TWO WAYS

VOTE BY INTERNET

Its fast, convenient, and your vote is immediately confirmed and posted.

1.	Read the accompanying Proxy Statement.

2.	Go to the website http://www.eproxyvote.com/amm and follow the instructions on the screen.

Please note that all votes cast by Internet must be made prior to 5:00 p.m. CDT, July 5, 2005.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL

VOTE BY MAIL

To vote by mail, read the accompanying Proxy Statement then complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.

IF YOU ARE NOT VOTING BY INTERNET, DETACH PROXY CARD AND RETURN.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

PLEASE SIGN EXACTLY AS THE NAME APPEARS TO LEFT. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DATE: _____________________, 2005

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.